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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                   FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 1999


                                INFOAMERICA, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Colorado                  0-13338               84-0853869
              --------                  -------               ----------
    (State or Other Jurisdiction      (Commission            (IRS Employer
          of Incorporation)            File No.)          Identification No.)



5 Clover Leaf Court, Tehachapi, California                           93561
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(Address of Principal Executive Offices)                           (Zip Code)


        Registrant's telephone number, including area code (661) 821-6018


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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

Item 4.    Change in Registrant's Certifying Accountant.

          On July 12, 1999 the Registrant entered into an engagement letter with Hollander, Lumer & Co., LLP formalizing the terms of its engagement in which Hollander, Lumer & Co., LLP would serve as the Registrant's independent public accountants effective as of the date hereof.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) In  connection  with the  transactions  contemplated  by the Merger
Agreement and Plan of Reorganization (the "Merger Agreement"), dated June 8, 1999, among the registrant, RWC Communications, Inc., a California corporation, D&K Communications, Inc., a California corporation, and DL Hawk Communications, Inc., a California corporation; Richard W. Clark and Richard Lubic, a Current Report on Form 8-K was filed with the Securities and Exchange Commission ("SEC") on June 24, 1999 (the "Initial 8-K") and is incorporated herein by reference. At the time of filing the Initial 8-K, it was impossible for the registrant to file the required financial statements since the Registrant was in the process of retaining new independent auditors. The Registrant is now filing the financial statements which were required to have been filed with the Initial 8-K.

         (c)      Exhibits.


Exhibit
  No.                                  Description
--------                               -----------

Exhibit 2.1 Merger Agreement and Plan of Reorganization dated June 8, 1999, among InfoAmerica, Inc.; RWC Communications, Inc., D&K Communications, Inc. and DL Hawk Communications, Inc., Richard W. Clark, Richard Lubic; and Paul Knight and Larry Salmen. 1

Exhibit 99.1 Audited Financial Statements of DDD Cablevision, LTD. as o December 31, 1998.


----------------

1. Filed as Exhibit 2.1 to that Current Report on Form 8-K of InfoAmerica, Inc., filed with the Securities and Exchange Commission on June 22, 1999 and incorporated herein by reference.

Forward-Looking Information

         This Report contains forward-looking statements, which are generally identified by words such as "may," "should," "seeks," "believes," "expects," "intends," "estimates," "projects," "strategy" and similar expressions or the negative of those words. Those statements may appear in a number of places in this Report and include statements regarding the intent, belief, expectation, strategies or projections of the registrant and its management at that time. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in the forward-looking statements. These risks and uncertainties, many of which are not within the registrant's control, include, but are not limited to, the uncertainty of potential manufacturing difficulties, the dependence on key personnel, the possible impact of competitive products and pricing, the registrant's continued ability to finance its operations, general economic conditions and the achievement and maintenance of profitable operations and positive cash flow. Forward-looking statements speak only as of the date made, and neither the registrant nor its management undertakes any obligation to update or revise any forward-looking statements. It is likely that if one or more of the risks and uncertainties materializes, the current expectations of the registrant and its management will not be recognized.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 18 , 1999

                                         INFOAMERICA, INC.


                                         By: /s/ Richard Lubic
                                            ___________________________________
                                             Name:  Richard Lubic
                                             Title:  President

                                                                    Exhibit 99.1


                              DDD CABLEVISION, LTD

                          INDEX TO FINANCIAL STATEMENTS


Report of Independent Auditors                                     F-1

Balance Sheets as of December 31, 1998 and 1997                    F-2

Statements of Operations for the years ended
  December 31, 1998 and 1997                                       F-3

Statements of Partners' Equity for the years ended
  December 31, 1998 and 1997                                       F-4

Statements of Cash Flows for the years ended
  December 31, 1998 and 1997                                       F-5

Notes to Financial Statements                                      F-6

                         REPORT OF INDEPENDENT AUDITORS


To the Joint Venturers of
DDD Cablevision, Ltd.


We have audited the accompanying balance sheet of DDD Cablevision, Ltd. as of December 31, 1998 and the related statements of operations, partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of DDD Cablevision, Ltd. as of December 31, 1997 were audited by other auditors whose report dated August 17, 1998 expressed an unqualified opinion on those statements, with an explanatory paragraph about the Company's ability to continue as a going concern.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DDD Cablevision, Ltd. as of December 31, 1998, and the results of its operations, partners' equity and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                             HOLLANDER, LUMER & CO. LLP


Los Angeles, California
October 31, 1999

                              DDD CABLEVISION, LTD.
                                  BALANCE SHEET
                           DECEMBER 31, 1997 AND 1998

                                                   1997               1998
                                                   ----               ----

                   ASSETS

CURRENT ASSETS
   Cash                                          $    5,360         $     4,658
   Accounts Receivable -  net of
     allowance for doubtful accounts of
     $5,000 in 1997 and 1998
                                                      54,736             47,161
   Supplies
                                                      41,034             31,034
                                                  ----------         ----------
     TOTAL CURRENT ASSETS
                                                     101,130             82,853

PROPERTY AND EQUIPMENT - net of accumulated
     depreciation                                  2,115,095          1,877,595
                                                  ----------         ----------
                        TOTAL                    $ 2,216,225        $ 1,960,448
                                                  ==========         ==========



       LIABILITIES AND PARTNERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued expenses         $   187,218        $   206,727
   Revenue billed in advance
                                                      53,421             52,161
   Franchise fees payable
                                                      28,206             42,000
   Customer Deposits
                                                       5,200              5,200
                                                 -----------         ----------
     Total Current Liabilities                       274,045            306,088

PARTNERS' EQUITY                                   1,942,180          1,654,360

                        TOTAL                    $ 2,216,225        $ 1,960,448
                                                  ==========         ==========

                 See accompanying Notes to Financial Statements.

                              DDD CABLEVISION, LTD.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1998


                                               1997                 1998
                                               ----                 ----

REVENUES                                    $  618,686           $  668,478

EXPENSES
   Programming                                 172,034              209,237

   Operating                                   222,304              178,032

   Administrative                              288,909              365,635

   Depreciation                                241,398              237,500
                                            ----------           ----------
     TOTAL EXPENSES                            924,645              990,404
                                            ----------           ----------
LOSS BEFORE OTHER EXPENSE                     (305,959)            (321,926)

OTHER INCOME (EXPENSE) - NET                   (47,500)              34,106
                                            ----------           ----------
NET LOSS                                   $  (353,459)          $ (287,820)
                                            ===========          ===========


                 See accompanying Notes to Financial Statements.

                              DDD CABLEVISION, LTD.
                         STATEMENTS OF PARTNERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1998

                                                         Capital       Accumulated
                                                      Contributions       Losses             Total
                                                      -------------    -----------           -----
Balance, January 1, 1997                              $ 1,000,100       $ (1,907,232)      $  (907,132)

Note payable converted into partners' equity            3,202,771                            3,202,771

Net loss                                                                    (353,459)         (353,459)
                                                       ----------        -----------        ----------
Balance, December 31, 1997                              4,202,871         (2,260,691)        1,942,180

Net loss                                                                    (287,820)         (287,820)
                                                       ----------        -----------        ----------
Balance, December 31, 1998                            $ 4,202,871       $ (2,548,511)      $ 1,654,360
                                                       ==========        ===========        ==========


                 See accompanying Notes to Financial Statements.

                              DDD CABLEVISION, LTD.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1998


                                                                               1997           1998
                                                                               ----           ----
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                                (353,459)      (287,820)
     Adjustments to reconcile net loss to net cash provided by (used
       in) operating activities:
           Depreciation                                                       241,398        237,500
           Changes in operating assets and liabilities:
              Accounts receivable                                               6,231          7,575
              Due from Mexico venture                                          22,021              -
              Inventory                                                        (1,134)        10,000
              Accounts payable and accrued expenses                            89,006         19,509
              Revenue billed in advance                                         2,124         (1,260)
              Franchise fee payable                                               513         13,794
              Customer deposits                                                   225
                                                                           ----------        -------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                             6,925           (702)
                                                                           ----------        -------
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of property and equipment                                      (31,852)             -
                                                                           ----------        -------
NET CASH USED IN INVESTING ACTIVITIES                                         (31,852)             -
                                                                           ----------        -------
NET DECREASE IN CASH                                                          (24,927)          (702)

CASH AND CASH EQUIVALENT, BEGINNING OF PERIOD                                  30,287          5,360
                                                                            ---------        -------
CASH AND CASH EQUIVALENT, END OF PERIOD                                    $    5,360       $  4,658
                                                                            =========        =======


                 See accompanying Notes to Financial Statements.

                              DDD CABLEVISION, LTD.
                          NOTES TO FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

     DDD Cablevision, Ltd. (the Company) was formed as a limited liability partnership in the State of California on January 1990, for the purpose of constructing and operating cable television systems. The partnership consists of RWC Communications, Inc., D&K Communications, Inc. and DL Hawk Communications. All are California corporations. The objective of the partnership is to operate a cable television system in Tehachapi, California. and its environs.

     Effective June 8, 1999, pursuant to the Merger Agreement and Plan of Reorganization (the "Merger Agreement"), the partnership has been acquired by InfoAmerica Inc., a Colorado operating public shell corporation. InfoAmerica Inc.
     become the surviving corporation (see Note 7).


2.   SIGNIFICANT ACCOUNTING POLICIES


     Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

     Supplies. Supplies, which consists of connectors, wire, converter boxes and others are stated at the lower of cost (average method) or market.

     Property  and  equipment.  Property  and  equipment  are  stated  at  cost.
     Depreciation is computed using the straight-line method over estimated useful lives as follows:

                  Cable system                       15 years
                  Vehicles and computers              7 years
                  Other                               5 years

     The cable system is depreciated using a composite method, therefore no gain or loss is recognized on the disposition of components of the property and equipment.

     Replacements, renewals and improvements are capitalized. Costs for repairs and maintenance are charged directly to expense when incurred.

     Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss should be recognized when the aggregate of estimated future cash inflows (less estimated future cash outflows) to be generated by an asset is less than the asset's carrying value. Future cash inflows include an estimate of the proceeds from eventual disposition. For purposes of this comparison, estimated future cash flows are determined without reference to their discounted present value. If the sum of undiscounted estimated future cash inflows is equal to or greater than the asset's carrying value, impairment does not exist. If, however, expected future cash inflows are less than carrying value, a loss on impairment should be recorded. Such a loss is measured as the excess of the asset's carrying value over its fair value. Fair value of an asset is the amount at which an asset could be bought or sold in a current transaction between a willing buyer and seller other than in a forced or liquidation sale. The Company measures an impairment loss by comparing the fair value of the asset to its carrying amount. Fair value of an asset is calculated as the present value of expected future cash flows.

     Fair value of financial instruments. The Company's financial instruments consist of cash equivalent, receivables, accounts payable, and accrued expenses. The fair values of the Company's financial instruments approximately the carrying value of the instruments.

     Revenue recognition. Revenue is recognized in the period the related services are provided to the subscribers.

     Income taxes. Income and losses of the partnership will be passed through to the partners. Accordingly, no provision or credit for federal and state income taxes have been provided in the financial statements.


3.   CERTAIN SIGNIFICANT RISKS AND UNCERTAINTIES


     CATV Franchise. CATV franchise issued to DDD Cablevision, Ltd. requires prior written consent for a change in the legal or equitable ownership of the Company. In the opinion of the Company's legal council, the change in the ownership of the partners of DDD Cablevision, Ltd. without the prior written consent of the Board of Supervisors of the County of Kern, could place the above franchise in default. In March 1999 the Company requested written consent to the merger of the Company into InfoAmerica, Inc. However, the County of Kern could not give consideration to any assignment or transfer of control because the Company had not paid the required franchise fees approximately $42,000 for 1997 and 1998. As of September 30, 1999 those franchise fee have not been paid.

     Significant Operating Losses. The Company has experienced significant operating losses and working capital deficiency. For the fiscal years ended December 31, 1997 and 1998, the Company experienced net losses of $353,459 and $287,820, and working capital deficiency of $172,915 and 223,235, respectively. The ability of the Company to continue as a going concern is dependent upon the management ability to increase revenue and/or controlling expenses and continued financing from its partners or other outside sources. In order to gain more access to outside sources of financing, in June 1999, The Company merged into a publicly owned InfoAmerica Inc. Even after the Company merged, there can be no assurance that the Company will continue as a going concern.

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

4.   PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following:


                                          December 31,       December 31,
                                              1997               1998
                                          ------------       -----------

     Cable system                         $ 3,517,776        $ 3,517,776
     Computer                                  75,246             75,246
     Vehicles                                  66,989             66,989

                                          ------------        -----------
          Total                             3,660,011          3,660,011

     Accumulated depreciation               1,544,916          1,782,416

                                          ------------       ------------
     Net                                  $ 2,115,095        $ 1,877,595
                                          ============       ============

5.   RELATED PARTY TRANSACTIONS

     The Company rented its office facility from one of the partner on a month-to-month basis at $1,300 per month.

     A partner in the joint venture provides management services to the partnership. In 1997 and 1998 the charges for such management services amounted to $38,550 and $37,300, respectively.


6.   COMMITMENT AND CONTINGENCIES

     Leases. The Company leases the head-end, tower, and microwave receiver sites under short-term operating lease agreements. Total rent expense for the site rentals amounted to $15,527 and $22,359 in 1997 and 1998 respectively.

     The Company leases automotive equipment under operating lease expiring at various dates through 2002. Minimum lease payments under such leases are as follows:

              Year  Ending  December 31            Amount
              -------------------------            ------
                         1999                     $28,843
                         2000                      25,574
                         2001                      22,305
                         2002                      10,993

     Total rent expense for automotive equipment amounted to $15,472 and $28,842 in 1997 and 1998, respectively.

     Franchise agreement. On August 1990, the Company obtained CATV franchise from Kern County. The franchise terminates on September 30, 2005 however it is renewable for an additional 15-year term. In related to this franchise, the County of Kern requires the Company to remit 5% of service revenues within three months after the year-end. The franchise fee collected from cable customers amounted to $28,206 and $13,794 in 1997 and 1998, respectively.

     Settlement cost. The Company was a defendant in an action brought in the East Kern Municipal Court by Conrad A. Villegas. The plaintiff sued for money due in the sum of $24,876 plus interest at 10% and attorney's fees. On September 23, 1999 this matter was settled in full whereby the Company agreed to pay Mr. Villegas in the sum of $17,500.

7.   SUBSEQUENT EVENT

As mentioned in the Note 1, effective June 8, 1999, pursuant to the Merger Agreement and Plan of Reorganization (the "Merger Agreement"), InfoAmerica Inc. has acquired DDD Cablevision, Ltd., a limited liability partnership, resulting in the partners and management of DDD Cablevision having actual and effective control of InfoAmerica Inc., the surviving corporation. For accounting purposes, the transaction has been treated as an acquisition of InfoAmerica by DDD Cablevision Ltd. and as a recapitalization of DDD Cablevision Ltd. The historical financial statements prior to the acquisition become those of DDD Cablevision Ltd. even though they are labeled as those of InfoAmerica Inc. In the recapitalization, historical partners' equity of DDD Cablevision Ltd. prior to the merger was retroactively restated for the equivalent number of shares received in the merger with an offset to paid-in capital. Operations prior to the merger are those of DDD Cablevision Ltd. Basic loss per share prior to the merger are restated to reflect the number of equivalent shares received by partners of DDD Cablevision Ltd.